SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                         Date of Report: March 13, 1996
                       (Date of earliest event reported)


                        THE VILLAGE GREEN BOOKSTORE, INC.
             (Exact name of registrant as specified in its charter)




         New York                       0-16007                 16-1181167
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)



                     1357 Monroe Avenue, Rochester, NY 14618
               (Address of principal executive offices) (Zip code)



                                 (716) 442-1151
              (Registrant's telephone number, including area code)



                                       N/A
          (Former name or former address, if changed since last report)



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Item 5.  Other Events.

     On March 13, 1996, The Village Green Bookstore, Inc. (the "Company") announced that it was closing its store at 3670 McKinley Parkway, Blasdell, New York. The store is operated by Erie County Books, Inc., a wholly owned subsidiary of the Company. The Company's press release with respect to the foregoing is annexed as an Exhibit to this Current Report on Form 8- K.


Item 7.  Financial Statements and Exhibits


(c)  Exhibits

     Press Release of The Village Green Bookstore, Inc. dated March 13, 1996.


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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned duly authorized.


                                            THE VILLAGE GREEN BOOKSTORE, INC.
                                            (Registrant)



                                            By: \s\ Raymond C. Sparks
                                               ----------------------------
                                               Raymond C. Sparks, President

DATED: March 26, 1996

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